UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 6, 2024
Date of Report (date of earliest event reported)

Momentus Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 N. First Street San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

(650) 564-7820
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MNTS	The Nasdaq Stock Market LLC
Warrants	MNTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Stockholder Director Nominations

The information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.
Item 8.01	Other Events

Momentus Inc. (the “Company”) expects to hold its 2024 annual meeting of stockholders (the “2024 Annual Meeting”) on or about June 25, 2024. The time and location of the 2024 Annual Meeting will be set forth in the Company’s definitive proxy statement for the Annual Meeting to be filed with the Securities and Exchange Commission.

A stockholder proposal not included in the proxy statement for the Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Company’s Secretary at its principal executive offices and otherwise complies with the provisions of the Company’s Amended and Restated Bylaws (the “Bylaws”). To be timely, the Bylaws provide that if no annual meeting was held in the preceding year and the first public announcement of the date of such annual meeting is less than 90 days prior to the date of such annual meeting then notice by the stockholder to be timely must be so delivered on or before the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

In accordance with the foregoing requirements of the Bylaws, stockholders must submit such written notice to the Secretary no later than the close of business on May 16, 2024, the 10th day following the day on which public announcement of the date of the Annual Meeting has first been made by the Company. The Company has also set the deadline of May 16, 2024 for the receipt of any stockholders proposals for inclusion in the proxy materials to be distributed in connection with the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, which the Company believes to be a reasonable time before it expects to begin to print and distribute its proxy materials for the Annual Meeting.

In addition to complying with the May 16, 2024 deadline, stockholder director nominations and proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must also comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8, Delaware corporate law, and the Bylaws in order to be eligible for inclusion in the proxy materials for the Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
		By:	/s/ Paul Ney
		Name:	Paul Ney
Dated:	May 6, 2024	Title:	Chief Legal Officer and Corporate Secretary